UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

ALTISOURCE RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
36C Strand Street
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Amendment and Extension of Repurchase Facility with Credit Suisse

On March 31, 2016, Altisource Residential Corporation (the “Company”), acting through its subsidiaries, amended and extended the terms of its repurchase facility with Credit Suisse First Boston Mortgage Capital, LLC (the “Buyer”) through the entry into a Second Amended and Restated Master Repurchase Agreement (the “Second Amended and Restated Repurchase Agreement”).

Under the Second Amended and Restated Repurchase Agreement, the Company and the Buyer:

•	extended the termination date for the facility for an additional year to March 30, 2017;

•	increased the facility size from $275.0 million to $350.0 million; and

•	removed the sublimit of real estate owned properties (“REO Properties”) that may be placed into the facility so that up to 100% of the financed assets can be REO Properties.

Prior to the entry into the Second Amended and Restated Repurchase Agreement, an aggregate of approximately $176.1 million was outstanding under the repurchase facility.

The obligations of the Company’s subsidiaries under the Second Amended and Restated Repurchase Agreement continue to be fully guaranteed by the Company pursuant to a Second Amended and Restated Guaranty with respect to the Master Repurchase Agreement (the “Guaranty”) made by the Company in favor of the Buyer.

Other than as described above, the repurchase facility with the Buyer remains substantially the same as the prior amended and restated repurchase agreement.

The disclosures herein regarding the Second Amended and Restated Repurchase Agreement and the Guaranty do not purport to be complete and are qualified in their entirety to the full text of such documents, which are filed herewith as exhibits 10.1 and 10.2, respectively.

For additional disclosures regarding the terms of the prior amended and restated repurchase agreement and the prior amended and restated guaranty, see the Company’s Current Report on Form 8-K filed with the SEC on April 24, 2015 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 filed with the SEC on May 7, 2015.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amended and Restated Master Repurchase Agreement dated March 31, 2016
10.2	Second Amended and Restated Guaranty dated March 31, 2016

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Residential Corporation

April 5, 2016	By:	/s/ Stephen H. Gray
Stephen H. Gray
Chief Administrative Officer